      As filed with the Securities and Exchange Commission on July 19, 2000

                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        CBL & Associates Properties, Inc.
               ---------------------------------------------------
               (Exact name of issuer as specified in its charter)


             Delaware                                           62-1545718
---------------------------------                         ----------------------
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                                 One Park Place
                                6148 Lee Highway
                          Chattanooga, Tennessee 37421
                                 (423) 855-0001
                        --------------------------------
    (Address, including zip code, and telephone number, including area code, of principal executive offices)

           CBL & Associates Properties, Inc. 1993 Stock Incentive Plan
           -----------------------------------------------------------
                            (Full title of the plan)

                               Charles B. Lebovitz
                       Chairman of the Board of Directors
                           and Chief Executive Officer
                        CBL & Associates Properties, Inc.
                                 One Park Place
                                6148 Lee Highway
                             Chattanooga, Tennessee
                                 (423) 855-0001
          ------------------------------------------------------------
 (Name, address (including zip code) and telephone number (including area code)
                              of agent for service)

                              ---------------------

                                    COPY TO:
                              Yaacov M. Gross, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000

                                  CALCULATION OF REGISTRATION FEE
---------------------- ----------------- ----------------- --------------------- -----------------
                                         Proposed          Proposed
                                         maximum           maximum               Amount of
Title of securities    Amount to be      offering price    aggregate             registration fee
to be registered       registered (1)    per share (2)     offering price (2)    (3)

---------------------- ----------------- ----------------- --------------------- -----------------
Common Stock,             1,200,000        $24.59375          $29,512,500           $7,791.30
$0.01 par value per
share

     The contents of the Registration Statements on Form S-8 (Registration Nos. 33-73376 and
333-04295) of CBL & Associates Properties, Inc. (the "Company"), filed under the Securities Act of
1933, as amended (the "Securities Act") on December 23, 1993 and May 22, 1996, respectively, are hereby incorporated by reference.

-----------------------

(1)  This Registration Statement covers an additional 1,200,000 shares authorized to be granted or issued upon exercise of options under the CBL & Associates Properties, Inc. 1993 Stock
     Incentive Plan, as amended (the "Plan"). In addition, this Registration Statement covers an indeterminable number of additional shares as may hereafter be offered or issued pursuant to the Plan, to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without the receipt of consideration and pursuant to Rule 416(c) under the Securities Act.

(2)  Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(h)
     under the Securities Act, based on the average of high and low prices reported in the consolidated reporting system as of July 13, 2000 (a date within 5 business days prior to the filing of this Registration Statement).

(3)  Calculated by multiplying the aggregate offering price by .000264.

                                     PART I

                            INFORMATION NOT REQUIRED
                          IN THE REGISTRATION STATEMENT


                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents, filed with the Securities and Exchange Commission (the "Commission") by the Company are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on March 29, 2000.

          (b) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000 filed under the Exchange Act on May 15, 2000.

          (c) The Company's Current Reports on Form 8-K filed under the Exchange Act on February 3, 2000 and April 27, 2000.

          (d) The description of the Company's common stock, $0.01 par value per share (the "Common Stock"), which is contained in the Company's registration statement on Form S-3/A filed under the Exchange Act on March 23, 1998.

     In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all the securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents with the Commission.

Item 8. EXHIBITS

Exhibit No.
-----------

     5 Opinion of Willkie Farr & Gallagher, counsel to the Company, as to the legality of the shares being registered.

     23.1           Consent of Arthur Andersen LLP.

     23.2           Consent of Willkie Farr & Gallagher (included in Exhibit 5).

     24             Power of Attorney (reference is made to the signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee, on the 19th day of July, 2000.

                                        CBL & ASSOCIATES PROPERTIES, INC.

                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                            Charles B. Lebovitz
                                            Chairman of the Board
                                            and Chief Executive Officer

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles B. Lebovitz, John N. Foy and Stephen D. Lebovitz and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                        Title                                 Date
---------                        -----                                 ----
/s/ Charles B. Lebovitz          Chairman of the Board of Directors    July 19, 2000
------------------------------   and Chief Executive Officer
Charles B. Lebovitz              (Principal Executive Officer)


/s/ John N. Foy                  Director, Vice Chairman of the        July 19, 2000
------------------------------   Board of Directors, Chief Financial
John N. Foy                      Officer and Treasurer (Principal
                                 Financial and Accounting Officer)


/s/ Stephen D. Lebovitz          Director, President and Secretary     July 19, 2000
------------------------------
Stephen D. Lebovitz


/s/ Claude M. Ballard            Director                              July 19, 2000
------------------------------
Claude M. Ballard





/s/ Leo Fields                   Director                              July 19, 2000
------------------------------
Leo Fields


/s/ William J. Poorvu            Director                              July 19, 2000
------------------------------
William J. Poorvu


/s/ Winston W. Walker            Director                              July 19, 2000
------------------------------
Winston W. Walker

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

     5 Opinion of Willkie Farr & Gallagher, counsel to the Company, as to the legality of the shares being registered.

     23.1           Consent of Arthur Andersen LLP.

     23.2           Consent of Willkie Farr & Gallagher (contained in Exhibit
                    5).

     24             Power of Attorney (reference is made to the signature page).